UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its Charter)

Florida	000-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (502) 366-3452

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders of Industrial Services of America, Inc. (the “Company”) on May 15, 2012, shareholders (1) elected each of the seven Company nominees to serve a one year term on the Company's Board of Directors, and (2) ratified the appointment of Mountjoy Chilton Medley LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2012. The results of the voting are shown below. There were 2,934,531 broker non-votes for Proposal 1.
Proposal 1-Election of Board of Directors

Company Nominees	Votes For	Votes Withheld
Harry Kletter	3,665,682	162,026
Orson Oliver Albert Cozzi Brian Donaghy David Russell Francesca E. Scarito Alan Gildenberg	3,796,989 3,784,158 3,682,985 3,779,665 3,537,852 3,649,697	30,719 43,550 144,723 48,043 289,856 178,011

Proposal 2-Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain
6,698,506	59,571	4,162

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date:	May 17, 2012	By:	/s/ Robert Coleman
Robert Coleman
Chief Financial Officer